SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 27, 2010

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	001-32373 (Commission File Number)	27-0099920 (IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA (Address of principal executive offices)	89109 (Zip Code)

Registrant’s telephone number, including area code:  (702) 414-1000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 27, 2010, the Board of Directors of Las Vegas Sands Corp. (the “Company”) elected Wing T. Chao to the Board as a Class III director whose term will expire in 2013.  There are no arrangements between Mr. Chao and any other person pursuant to which Mr. Chao was selected as a director, nor are there any transactions to which the Company or any of its subsidiaries is a party and in which Mr. Chao has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

On July 29, 2010, the Company issued a press release announcing Mr. Chao’s election to the Board. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

99.1           Press release, dated July 29, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 29, 2010

LAS VEGAS SANDS CORP.

By:	/s/ Gayle M. Hyman
Name: Gayle M . Hyman
Title: Senior Vice President and General Counsel

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